Asset Retirement Obligation (Tables)	12 Months Ended
Dec. 31, 2018
Asset Retirement Obligation [Abstract]
Schedule of Asset Retirement Obligations [Table Text Block]
The change in ARO for the years ended December 31 is as follows:

millions of Canadian dollars	2018	2017
Balance, January 1	$172	$170
Additions (1)	25	2
Liabilities settled	(2)	(3)
Accretion included in depreciation expense	6	6
Other	(1)	1
Change in foreign exchange rate	5	(4)
Balance, December 31	$205	$172
(1) Tampa Electric produces ash and other by-products, collectively known as CCRs, at its Big Bend and Polk power stations. The 2018 additions to ARO are to achieve compliance with the EPA’s CCR rule, which contains design and operating standards for CCR management units. Tampa Electric submitted a petition to the FPSC in December 2018 for recovery of costs associated with the ongoing project and the petition is currently under review.